UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 29, 2025
Date of Report (date of earliest event reported)

S&T BANCORP, INC
(Exact name of registrant as specified in its charter)

Pennsylvania	0-12508		25-1434426
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

800 Philadelphia Street	Indiana	PA	15701
(Address of Principal Executive Offices)			(Zip Code)
(800) 325-2265
Registrant's telephone number, including area code

(Not applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	STBA	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On January 30, 2025 S&T Bancorp, Inc. (S&T) announced by press release its earnings for the three and twelve months ended December 31, 2024. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 2.02. The information contained in this Item 2.02 of this Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 7.01 Regulation FD Disclosure.
In connection with the issuance of its earnings for the three and twelve months ended December 31, 2024, S&T has also made available on its website materials that contain supplemental information about S&T’s financial results (“Supplemental Information”). A copy of the supplemental information is attached hereto as Exhibit 99.2 and Exhibit 99.3 and is incorporated by reference in this Item 7.01. The information contained in this Item 7.01 of this Report on Form 8-K, including Exhibit 99.2 and Exhibit 99.3, is being furnished and shall not be deemed "filed" for purposes of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
The Board of Directors of S&T ("Board") approved a $0.34 per share cash dividend on January 29, 2025. A copy of the press release is attached hereto as Exhibit 99.4. This is an increase of $0.01, or 3.03 percent, compared to a cash dividend of $0.33 in the same period in the prior year. The annualized yield using the January 28, 2025 closing price of $38.16 is 3.56 percent. The dividend is payable February 27, 2025 to shareholders of record on February 13, 2025.
The information in this Form 8-K and the exhibits attached to this Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and are subject to a number of factors that could cause actual events to differ materially from those anticipated, including without limitation fluctuations in the market price of the common stock, regulatory, legal and contractual requirements, other uses of capital, the company’s financial performance, market conditions generally or modification, extension or termination of the share repurchase authorization by the board of directors. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. You should consider the above uncertainties as well as the precautionary statements included in S&T’s filings with the SEC, including without limitation the “risk factors” section of its Form 10-K. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Earnings Press Release
99.2	2024 Highlights
99.3	Supplemental Information
99.4	Dividend Press Release
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

S&T Bancorp, Inc.
/s/ Mark Kochvar
January 30, 2025	Mark Kochvar Senior Executive Vice President, Chief Financial Officer